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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 15, 2002

                                 AIRBORNE, INC.
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                          1-6512                  91-065027
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(State or Other Jurisdiction      Commission file number      (I.R.S. Employer
       of Incorporation)                                     Identification No.)


            310 Western Avenue, PO Box 662, Seattle, Washington 98111
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               (Address of Principal Executive Offices, Zip Code)


                                 (206) 285-4600
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              (Registrant's Telephone Number, Including Area Code)

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Item 5: Other Events

On March 15, 2002 the Company issued the press release attached hereto as
Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

        EXHIBIT     DESCRIPTION

         99.1       Press Release issued March 15, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              AIRBORNE, INC.



Dated: March 15, 2002                  By: /s/ David C. Anderson
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                                           David C. Anderson,
                                           Secretary and General Counsel